UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 25, 2005
                                                 -------------------------------


     Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, relating to the Morgan
 Stanley ABS Capital I Inc. Trust 2005-NC1 Mortgage Pass-Through Certificates,
                                Series 2005-NC1)
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            (Exact name of registrant as specified in its charter)



        Delaware                        333-113543-26           13-3939229
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)



1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code       (212) 761-4000
                                                   -----------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
             ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-NC1 Mortgage Pass-Through Certificates, Series 2005-NC1. On February 25, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as a servicer, Chase Home Finance LLC, as a servicer, New Century Mortgage Corporation, as a servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-NC1 Mortgage Pass-Through Certificates, Series 2005-NC1 (the "Certificates"), issued in eighteen classes. The Class A-1mz, Class A-2a, Class A-2b, Class A-2c, Class A-2mz, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of February 25, 2005 of $1,028,528,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of February 18, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2005, by and among the Company, as depositor, HomEq Servicing Corporation, as a servicer, Chase Home Finance LLC, as a servicer, New Century Mortgage Corporation, as a servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 11, 2005                     MORGAN STANLEY ABS CAPITAL I INC.




                                          By:    /s/ Steven Shapiro
                                              --------------------------------
                                              Name:  Steven Shapiro
                                              Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

    4                 Pooling and Servicing Agreement,                 E
                      dated as of February 1, 2005, by and
                      among the Company, as depositor,
                      HomEq Servicing Corporation, as a
                      servicer, Chase Home Finance LLC, as
                      a servicer, New Century Mortgage
                      Corporation, as a servicer, NC
                      Capital Corporation, as responsible
                      party, and Deutsche Bank National
                      Trust Company, as trustee.